UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ) ☑ Filed by the Registrant ☐ Filed by a party other than the Registrant CHECK THE APPROPRIATE BOX: ☐ Preliminary Proxy Statement ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) ☐ Definitive Proxy Statement ☑ Definitive Additional Materials ☐ Soliciting Material under §240.14a-12 Mondelēz International, Inc. (Name of Registrant as Specified In Its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant) PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY): ☑ No fee required ☐ Fee paid previously with preliminary materials ☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

SHAREHOLDER ENGAGEMENT Spring 2026

Historical, current, and forward-looking sustainability related information and statements may be based on standards for measuring progress that are still developing internal controls, and processes that continue to evolve, and assumptions that are subject to change in the future. Estimation is used in the reporting of some ESG data points, e.g., external manufacturing. The Company’s goals are aspirational in nature and are not intended to create legal obligations or rights. We caution you that this information is approximate, that these statements and information are not guarantees of future performance, nor promises that our goals will be met, and are subject to numerous and evolving risks, external factors and uncertainties that we may not be able to predict or assess. In some cases, we may change our commitments or goals or establish new ones to reflect changes in our business, operations or plans. The information included in, and any issues identified as material for purposes of, this presentation is not an indication such matters are material to the Company, our operations, business, strategy, or financial performance, or to our stakeholders, for purposes of our SEC or other mandatory reporting purposes. In the context of this presentation, the term “material” is distinct from, and should not be confused with, such term as defined for SEC or other mandatory reporting purposes. FORWARD-LOOKING STATEMENTS ABOUT OUR SUSTAINABILITY GOALS This presentation contains forward-looking statements. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws. Words, and variations of words, such as “will,” “may,” “expect,” “would,” “could,” “might,” “intend,” “plan,” “believe,” “likely,” “estimate,” “anticipate,” “objective,” “predict,” “project,” “drive,” “seek,” “aim,” “target,” "remain," “potential,” “commitment,” “outlook,” “continue,” "goal" or any other similar words or expressions are intended to identify our forward-looking statements. Although we believe that the expectations reflected in any of our forward-looking statements are reasonable, actual results or outcomes could differ materially from those projected or assumed in any of our forward-looking statements. Our future financial condition and results of operations, as well as any forward- looking statements, are subject to change and to inherent risks and uncertainties, many of which are beyond our control and are amplified by ongoing macroeconomic volatility and uncertainty, which could cause our actual results to differ materially from those indicated in these forward-looking statements. We disclaim and do not undertake any obligation to update or revise any forward-looking statement in this presentation except as required by applicable law or regulation. In addition, historical, current and forward-looking sustainability-related statements, may be based on standards for measuring progress that are still developing, internal controls and processes that continue to evolve, and assumptions that are subject to change in the future. For important information on forward-looking statements, please see our earnings release for Q4 2025 on our investor website at https://www.Mondelēzinternational.com/investors. 2 All results shared with this presentation are non-GAAP unless noted as “reported”, in which case we are referring to our results on a GAAP basis. Please see GAAP to non-GAAP reconciliations at the end of this presentation for comparable GAAP measures. Refer to the definitions of these measures in our earnings release for Q4 2025 located at https://www.Mondelēzinternational.com/investors. NON-GAAP FINANCIAL MEASURES

20% 39% 28% 13% Asia Middle East and Africa Europe North America Latin America 48% 33% 10% 9% Biscuits & Baked Snacks Chocolate Gum & Candy Other Growth MONDELĒZ INTERNATIONAL LEADING THE FUTURE OF SNACKING We are one of the world’s largest snack companies, with a strong portfolio of brands enjoyed globally BUSINESS OVERVIEW REVENUE BY MARKET AND CATEGORY2 3 1 Source: Euromonitor 2025. 2 Revenue breakdowns are based on 2025 net revenues. Revenue figures have been rounded to the nearest whole number. Drive operational excellence Execution Build a winning growth culture Culture Sustainability Accelerate consumer- centric growth OUR “VISION 2030” GROWTH STRATEGY REINFORCES OUR COMMITMENT TO FOUR STRATEGIC PILLARS ~91,000 Employees 150+ Countries Strong positions in our core snacks categories, significant headroom Scale sustainable snacking % of Net Revenues by Region $38.5B 2025 Net Revenues % of Net Revenues by Category Biscuits Sweet & Savory Cakes & Pastries Snack Bars MDLZ Global Position & Share1 Market Size1 #1 (17.0%) #3 (8.6%) #3 (3.9%) $128B $100B $20B Chocolate $147B#2 (12.4%)

DELIVERING SUSTAINABLE LONG-TERM GROWTH We continue progressing against our long-term enterprise strategy despite inflationary pressures and macro volatility in recent years 4 1 5-year CAGR at constant FX. $30.7B 10 12.7% 4.3% PROGRESSING AGAINST OUR ENTERPRISE STRATEGY Adjusted EPS Growth (2020-2024)1 Organic Net Revenue Growth (2025) Strategic Acquisitions Completed (2018-2025) Cumulative Capital Return Via Share Repurchase & Dividends (2018-2025) 80% Net Revenues Comprised of Core Snacking Categories (Following Portfolio Repositioning (2025))

OUR DISTINCTIVE APPROACH TO ENVIRONMENTAL AND SOCIAL ISSUES 5 Environmental Social Reducing environmental impact & SOURCING MORE SUSTAINABLY Empowering people & communities Aim for reducing and evolving packaging and improving systems to support our vision of a more circular pack economy Help address climate risk through science-based targets, using natural resources end- to-end more efficiently and renewably Promote human rights across our value chain and help to enable empowered and inclusive communities Aim to empower consumers with contemporary well-being options and choices, Mindful Snacking habits, and portion control Build a culture that focuses on the safety, physical and mental well- being of our colleagues Develop signature sourcing programs across key raw materials, including cocoa, wheat, and palm oil, to help build greater end-to-end resilience in these supply chains CLIMATE PACKAGING Build a winning growth culture championing culture and employee engagement for our colleagues and the communities our business touches Workplace Culture Consumer WELL-BEING Colleague well-beingingredients impactsocial KEY FOCUS AREAS We have identified sustainability-related strategic focus areas that we believe will contribute to building a more sustainable snacking company

# STRONG PROGRESS AND AMBITION ON SUSTAINABILITY

We are **making advancements toward our goals[1]**, achieving a number of our goals, and will continue to work toward these goals and strive to improve our performance

| | | 2025 Progress[1] |
|---|---|---|
| Ingredients | 100% cocoa volume for chocolate brands sourced through Cocoa Life by 2025[2] | ~100% |
| | Maintain 100% palm oil volume Roundtable on Sustainable Palm Oil (RSPO) certified | ~100% |
| Social | Child Labor Monitoring & Remediation Systems (CLMRS) in Cocoa Life communities in West Africa by 2025[3] | ~100% |
| | 100% manufacturing sites completed SMETA or equivalent audit within the past 3 years | ~100% |
| Climate | 35% end-to-end $CO_{2e}$ emissions reduction by 2030 (vs. 2018) | ~21% |
| | 15% food waste reduction in internal manufacturing sites by 2025 (vs. 2018) | ~31% |
| | 10% absolute water usage reduction in priority sites by 2025 (vs. 2018) | ~18% |
| Packaging | 98% or more of our packaging designed to be recyclable by 2030 | ~96% |

1 Data and information regarding our sustainability goals and progress reflect information disclosed in our 2025 Snacking Made Right report. Additional detail about our sustainability goals and progress against our goals can be found in our 2025 Snacking Made Right report, which was published on April 15, 2026, following the publication of our Notice of 2026 Annual Meeting of Shareholders and Annual Proxy Statement.

2 Based on a mass balance approach, which means that the equivalent volume of cocoa needed for the products sold under our chocolate brands is sourced from the Cocoa Life program.

3 The scope includes Cocoa Life communities in Ghana, Côte d'Ivoire, Nigeria, and Cameroon. CLMRS interviews considered for this goal scope were performed during the last 2 years (from January 1, 2024 through December 31, 2025). Further information about this goal and progress can be found in our 2025 Snacking Made Right report

6

COMPANY PROPOSALS THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ALL COMPANY PROPOSALS

☑ PROPOSAL 1: ELECTION OF THE TEN DIRECTOR NOMINEES

# BALANCED AND REFRESHED BOARD ENABLES STRONG OVERSIGHT

Our directors' **considerable leadership experience at global companies and relevant and differentiated backgrounds** enable highly effective, independent Board oversight, and rigorous decision making



**Ertharin Cousin**
*Joined 2022*
Former Executive Director, **U.N. World Food Program**



**Brian McNamara**
*Joined 2024*
CEO, **Haleon plc**



**Paula A. Price**
*Joined 2024*
Former EVP & CFO, **Macy's, Inc.**



**Cees 't Hart**
*Joined 2023*
Former CEO, **Carlsberg Group**



**Jorge S. Mesquita**
*Joined 2012*
Former CEO, **BlueTriton Brands, Inc.**



**Patrick T. Siewert**
*Joined 2012*
*Lead Independent Director (since 2022)*
Chairman Asia, **Restaurant Brands International**



**Dirk Van de Put**
*Joined 2017*
*Chair & CEO,* **Mondelēz International**



**Nancy McKinstry**
*Joined 2025*
Former CEO and Chair of the Executive Board, **Wolters Kluwer**



**Jane Hamilton Nielsen**
*Joined 2021*
Former COO, **Ralph Lauren Corporation**



**Michael A. Todman**
*Joined 2020*
Former Vice Chairman, **Whirlpool Corporation**

**TENURE** [1]


4-9 years
10+ years
0-3 years
4
2
4
6 YRS
AVERAGE TENURE

**AGE** [1]


60s
70s
50s
1
1
8
65YRS
AVERAGE AGE

- The Director nominees vary in age from 59 to 70, include four women, and collectively bring a range of professional and life experiences to the Board. Three self-identify as Black and seven self-identify as White.[1]

1 As of March 2026.

**THE BOARD RECOMMENDS VOTING FOR ALL TEN DIRECTOR NOMINEES**

8

INCENTIVE COMPENSATION PROGRAMS TARGET STRETCH PERFORMANCE 91 We have four equally weighted long-term SPI goals: growth, execution, culture, and sustainability; for details, please see page 72 of our Proxy Statement. 2 For PSUs, require above median performance (60th percentile) for the relative TSR modifier to have a positive impact on payouts. 🗹🗹 Proposal 2: Advisory Vote to Approve Executive Compensation for Our Listed Officers 2025 PERFORMANCE ALIGNMENTPAY ELEMENT VEHICLE BASE SALARY ANNUAL INCENTIVE LONG-TERM INCENTIVE Cash Market competitive to retain key talent 80% Financial Measures • Organic Volume Growth (15%) • Organic Net Revenue Growth (15%) • Adjusted Gross Profit Growth (35%) • Adjusted Operating Income Growth (15%) • Free Cash Flow (20%) 20% Strategic Progress Indicators (SPI) Goals1 75% Performance Share Units (PSUs) • 3-year cliff vesting 25% Stock Options • 3-year ratable vesting 100% At-Risk Cash Stock Price 2025 OUTCOMES Annual Incentive Financial Performance Metrics earned at 91% of target (corporate) Strategic Progress Indicator Goals earned at 125% (corporate), 85% (Europe), and 100% (North America) of target Total annual incentive (for CEO and NEOs) earned at 35% - 98% of target Long-Term Incentive 2023 - 2025 PSUs earned at 102% of target, reflecting: • Organic Net Revenue Growth above the maximum goal • Adjusted EPS Growth below target • 39th percentile Annualized Relative TSR Our 2025 Incentive Plan outcomes reflect our Board’s approach to setting targets as stretch goals THE BOARD RECOMMENDS VOTING FOR THE APPROVAL OF OUR EXECUTIVE COMPENSATION +/- 30pp Market Share Overlay • Organic Net Revenue Growth (50%) • Adjusted EPS Growth (50%) +/- 25pp Annualized Relative Total Shareholder Return (TSR) Modifier2

 The Audit Committee annually reviews the performance of the independent registered public accountants and considers whether to reappoint the firm for the following year or appoint a different firm.  In assessing the independence of the Company’s independent registered public accountants, the Audit Committee considered factors including the nature and amount of non-audit fees and services that the firm provides to Mondelēz International.  In conjunction with the required rotation of the auditing firm’s lead engagement partner at least every five years, the Audit Committee and its Chair are involved in the selection of the independent registered public accountants’ lead engagement partner through a process that includes candidate interviews.  Following its review and consideration of the potential benefits and costs of choosing a different auditor, the Audit Committee selected PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for 2026.  The Audit Committee and the Board believe the continued retention of PricewaterhouseCoopers LLP as the independent external auditor is in our and our shareholders’ best interests.  The Board is requesting, as a matter of good corporate governance, that the shareholders ratify this selection. SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS 10 🗹🗹 Proposal 3: Ratification of the selection of independent registered public accountants for fiscal year 2026 THE BOARD RECOMMENDS VOTING FOR RATIFYING THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS MONDELĒZ INTERNATIONAL’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR FISCAL YEAR 2026.

SHAREHOLDER PROPOSALS FOLLOWING CAREFUL CONSIDERATION, THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE AGAINST ALL SHAREHOLDER PROPOSALS

OUR PACKAGING STRATEGY HELPS ACCELERATE GROWTH EFFICIENTLY BY LEVERAGING LEADING PRACTICES, INVESTMENTS & PARTNERSHIPS, AND WE REPORT OUR PROGRESS ANNUALLY 🗷🗷 Proposal 4: Report on Objective Evaluation of Plastics Packaging Policies  Packaging is part of our comprehensive approach to advancing the resiliency and efficiency of our business.  Our packaging strategy focuses on (1) reducing packaging, (2) evolving packaging materials, and (3) improving systems.  We strive to continually improve our packaging by removing unnecessary packaging and simplifying packaging materials.  We believe that by enhancing our packaging and measuring our performance, we can progress our core business principles, including protecting product quality and safety, improving supply chain efficiency and resiliency, investing in consumer-centric innovation and complying with evolving laws, rules and regulations.  Our Board oversees our broader strategy and our sustainability activities for the best interests of our shareholders.  We believe our sustainability initiatives are pragmatic, focusing on priority topics that align with our global business strategies and support value creation.  We believe that our existing oversight structure and strategy drives strong performance and consideration for the success of our business and return to shareholders.  We actively engage in efforts to help address and mitigate plastic waste, supporting the development of policy, infrastructure, and capabilities that help increase packaging waste collection and recycling. Improved infrastructure over time should help reduce the Extended Producer Responsibility tax fees on manufacturers.  We also partner with and invest in ventures focused on tackling plastic waste, such as our Sustainable Futures initiative and collaborations with innovative companies.  Our progress and initiatives are already reported in our annual Snacking Made Right Report and on our website.  In summary, we have a thoughtful packaging strategy supported by our investments, our focus on leading practices and our work with third-party businesses, as well as our own cross-functional initiatives and subject matter expertise.  Therefore, we believe the report requested by the proposal would be costly, duplicative of current efforts, and fail to provide meaningful additional information for our shareholders. 12 FOLLOWING CAREFUL CONSIDERATION, THE BOARD RECOMMENDS VOTING AGAINST THIS PROPOSAL

THE CURRENT FLEXIBLE APPROACH TO BOARD LEADERSHIP ALLOWS THE BOARD TO EFFECTIVELY PROMOTE COMPANY AND SHAREHOLDER INTERESTS 13 🗷🗷 Proposal 5: Adopt independent board chairman policy  Our current By-Laws provide the necessary flexibility for the Board to make thoughtful decisions about the appropriate leadership structure for the Company at a given time in light of the Company’s needs and circumstances.  Removing this flexibility would restrict the Board’s ability to adapt to circumstances and select a leadership structure that it believes to be in the best interests of the Company and its shareholders at the time.  We have a robust Lead Independent Director role with substantive leadership responsibilities.  The Lead Independent Director duties and responsibilities are broad and have considerable overlap with those of an independent Board Chair, promoting strong management oversight and accountability.  For instance, among other responsibilities, our Lead Independent Director presides over regular executive sessions of independent directors, engages in the planning and approval of meeting agendas and materials, and consults with our shareholders.  Our corporate governance structures and processes are consistent with leading practices that promote effective oversight and accountability.  Among other practices, all of our directors are elected annually by majority vote, directors and committees engage in an annual self-assessment process, shareholders have the right to call special meetings, and shareholders can communicate directly with the Board in addition to the Lead Independent Director.  Our view aligns with the majority of our shareholders, as expressed in recent engagements and past meetings.  Our shareholders have been asked to vote on similar proposals requesting an independent board chairman at three out of our last four annual meetings. Each time more than two-thirds of shareholders voting rejected the proposal. FOLLOWING CAREFUL CONSIDERATION, THE BOARD RECOMMENDS VOTING AGAINST THIS PROPOSAL

REMINDER TO VOTE 14  What vote is needed to elect directors?  To be elected in an uncontested election, such as at this Annual Meeting, a director nominee must receive a majority of the votes cast – i.e., more votes FOR than AGAINST. Abstentions and broker non-votes (described below) are not considered votes cast and will have no effect on the vote outcome for these matters.  What vote is needed to approve the other proposals?*  Approval of each of Item 2 (Advisory Vote to Approve Executive Compensation), Item 3 (Ratification of the Selection of the Independent Registered Public Accountants), and Items 4 and 5 (Shareholder Proposals) also require a majority of votes cast — i.e., more votes FOR than AGAINST. Abstentions and broker non-votes (described in Question 15 below) are not considered votes cast and will have no effect on the vote outcome for Items 2, 3, 4, and 5. We do not expect that there will be any broker non-votes with respect to Item 3. Item Board’s Voting Recommendation Voting Standard 1. Election of 10 Directors Named in the Proxy Statement FOR All Nominees Majority of Votes Cast 2. Advisory Vote to Approve Executive Compensation FOR Majority of Votes Cast 3. Ratification of the selection of PricewaterhouseCoopers LLP as independent registered public accountants for the fiscal year ending December 31, 2026 FOR Majority of Votes Cast 4. Report on objective evaluation of plastics packaging policies AGAINST Majority of Votes Cast 5. Adopt independent board chairman policy AGAINST Majority of Votes Cast *The text of section “14. What vote is needed to approve the other proposals?” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 3, 2026, is amended and restated in its entirety to match this section.

GAAP TO NON-GAAP RECONCILIATIONS 15

GAAP TO NON-GAAP RECONCILIATIONS 16

COMMITMENT TO BUILDING A MORE SUSTAINABLE SNACKING COMPANY Executing Strategy for Long-Term Growth 17 Robust Board Oversight and Governance Practices Impactful Sustainability Agenda Promoting Human Rights, Communities and Colleagues 17